EATON VANCE TABS 1-to-10 YEAR LADDERED MUNICIPAL BOND FUND

Supplement to Summary Prospectus dated June 1, 2017

The following change is effective May 1, 2018:

The following replaces “Portfolio Managers” under “Management” in the Summary Prospectus:

The portfolio managers of the Fund are part of Eaton Vance’s Tax-Advantaged Bond Strategies (“TABS”) division.

James H. Evans, (lead portfolio manager) Vice President of Eaton Vance, has managed the Fund since its inception in May 2015.

Brian C. Barney, Vice President of Eaton Vance, has managed the Fund since its inception in May 2015.

Christopher J. Harshman, Vice President of Eaton Vance, has managed the Fund since May 2018.

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